EXECUTION

AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 2 dated as of October 28, 2019 (this “Amendment”), between STERLING NATIONAL BANK (the “Buyer”) and M/I FINANCIAL, LLC (the “Seller”).
RECITALS
The Buyer and the Seller are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of October 30, 2017 (as amended by that certain Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement, dated as of October 29, 2018, by and between the Buyer and the Seller and this Amendment, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.
The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.
Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.Maximum Purchase Price. Section 2 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting the definition of “Maximum Purchase Price” in its entirety and replacing it with the following:
“Maximum Purchase Price” shall mean $65,000,000.

SECTION 2.Termination Date. Section 4 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
Termination Date. The Termination Date shall mean October 26, 2020, or such other date declared by either Seller or Buyer as contemplated below, or such date as determined by Buyer pursuant to its rights and remedies under the Agreement.

SECTION 3.Price Differential; Pricing Rate; Post-Default Rate. Section 6 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting the definition of “Pricing Spread” in its entirety and replacing it with the following:

The “Pricing Spread” shall equal:

(a)    with respect to Transactions the subject of which are Mortgage Loans which are Conforming Mortgage Loans, Agency High Balance Mortgage Loans and Exception Mortgage Loans, 1.75%; or
(b)    with respect to Transactions the subject of which are Mortgage Loans which are Jumbo Mortgage Loans and Aged Mortgage Loans, 2.00%.
SECTION 4.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
4.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(a)this Amendment, executed and delivered by the duly authorized officers of the Buyer and the Seller;
(b)the Commitment Fee in an amount equal to $162,500, incurred in connection with the extension of the Termination Date; and
(c)such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5.Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 6.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts each of which shall constitute one and the same instrument, and each party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

STERLING NATIONAL BANK, as Buyer By: /s/ Eddie Othman Name: Eddie Othman Title: Senior Vice President

M/I FINANCIAL, LLC, as Seller By: /s/ Derek J. Klutch Name: Derek J. Klutch Title: President & CEO